UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2006 (September 14, 2006)

VISION BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Alabama	000-50719	63-1230752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Stanford Road Panama City, FL	32405
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (251) 967-4212

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On September 14, 2006, Vision Bancshares, Inc. (“Vision”) and Park National Corporation (“Park”) executed an Agreement and Plan of Merger by and between Vision and Park (the “Merger Agreement”), pursuant to which Vision would merge with and into Park (the “Merger”). Under the terms of the Merger Agreement, the shareholders of Vision will have the option of receiving cash or common shares, without par value (the “Park Common Shares”), of Park or any combination of cash and Park Common Shares, subject to the allocation and election procedures in the Merger Agreement. Park will cause the requests of the Vision shareholders to be allocated on a pro-rata basis so that 50% of the shares of Vision common stock, $1.00 par value (the “Vision Bancshares Shares”), outstanding at the effective time of the Merger will be exchanged for cash at the rate of $25.00 per Vision Bancshares Share and the other 50% of the outstanding Vision Bancshares Shares will be exchanged for Park Common Shares at the exchange rate of 0.2475 Park Common Shares for each Vision Bancshares Share. As of September 14, 2006, Vision Bancshares had 6,066,624 Vision Bancshares Shares outstanding and outstanding stock options covering an aggregate of 884,834 Vision Bancshares Shares with a weighted average exercise price of $8.09 per share. Each outstanding stock option (that is not exercised) granted under one of Vision’s equity-based compensation plans will be cancelled and extinguished and converted into the right to receive an amount of cash equal to the product of (1) (a) $25.00 minus (b) the exercise price of the stock option, multiplied by (2) the number of Vision Bancshares Shares subject to the unexercised portion of the stock option. The closing price of the Park Common Shares on September 14, 2006 was $105.00. The closing price of the Vision Bancshares Shares on September 14, 2006 was $20.15. The Merger is anticipated to be completed during the first quarter of 2007, and is subject to the satisfaction of customary conditions in the Merger Agreement and the approval of appropriate regulatory authorities and of the shareholders of Vision.

The description of the Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement which is filed with this Current Report on Form 8-K as Exhibit 2.1.

CAUTIONARY STATEMENT

The Merger Agreement, which has been included to provide investors with information regarding its terms, contains representations and warranties of each of the parties thereto. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties delivered in connection with the execution of the Merger Agreement. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts, or for any other purpose, at the time they were made or otherwise.

Employment Agreements

On September 14, 2006, J. Daniel Sizemore entered into an Employment Agreement (the “Sizemore Agreement”) with Park, Vision Bank, an Alabama banking corporation (the “Alabama Bank”), and Vision Bank, a Florida banking corporation (the “Florida Bank”; together with the Alabama Bank, the “Banks”). Mr. Sizemore currently serves as the Chairman, Chief Executive Officer and President of Vision and the Chairman and Chief Executive Officer of the Banks, and the Sizemore Agreement continues Mr. Sizemore’s employment relationship with the Banks after the Effective Time (as defined in the Merger Agreement) of the Merger. Pursuant to the Sizemore Agreement, Mr. Sizemore will serve as the Chairman and Chief Executive Officer of the Banks and will be nominated to serve as a director of Park. The term of the Sizemore Agreement will begin on the Effective Time and will automatically renew and be extended for one additional day on each day so that the term will always be three (3) years. The Sizemore Agreement calls for a one time cash payment of $900,000 on the Effective Time, an initial annual base salary of $300,000, and the potential to earn and receive a cash bonus of up to sixty-five percent (65%) of the base salary. The Sizemore Agreement continues the Salary Continuation Agreements entered into between the Alabama Bank and Mr. Sizemore and the Florida Bank and Mr. Sizemore, each on July 14, 2004 and as amended on June 26, 2006. In addition to general fringe benefits, the Sizemore Agreement provides for term life insurance for Mr. Sizemore equal to three (3) times base salary, group term life insurance policies on his dependents in commercially reasonable amounts, paid coverage under the Banks’ group health insurance plan, a monthly car allowance equal to $750 plus mileage, and country or social club fees. The Sizemore Agreement terminates on Mr. Sizemore’s death, may be terminated by the Banks for disability, for “Cause” (as defined in the Sizemore Agreement), or without “Cause”, and may be terminated voluntarily or for “Good Reason” (as defined in the Sizemore Agreement) by Mr. Sizemore. The Sizemore Agreement also includes a change-in-control provision, a three-year noncompetition and nonsolicitation covenant, and a confidentiality provision. Upon the Effective Time, Mr. Sizemore’s current employment agreement with Vision and the Banks, dated as of December 28, 2005, will be terminated, and all rights, benefits and payments specified thereunder will be waived and released.

The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Sizemore Agreement attached hereto as Exhibit 10.1.

On September 14, 2006, William E. Blackmon entered into an Employment Agreement (the “Blackmon Agreement”) with Park and the Alabama Bank. Mr. Blackmon currently serves as the Executive Vice President and Chief Financial Officer of Vision and the Alabama Bank, and the Blackmon Agreement continues Mr. Blackmon’s employment relationship with the Alabama Bank after the Effective Time of the Merger. Pursuant to the Blackmon Agreement, Mr. Blackmon will serve as the Chief Financial Officer of the Alabama Bank. The Blackmon Agreement has a three-year term which begins on the Effective Time with an option for additional terms. The Blackmon Agreement calls for a one time cash payment on the Effective Time equal to Mr. Blackmon’s annual salary immediately before the Effective Time and an initial annual base salary of $145,000 plus bonus in an amount and based upon the satisfaction of performance criteria. The Blackmon Agreement continues the Salary Continuation Agreement entered into between the Alabama Bank and Mr. Blackmon on July 14, 2004 and as amended on June 26, 2006. In addition to general fringe benefits, the Blackmon Agreement provides for a monthly car allowance equal to $400 plus mileage, country or social club fees, and a monthly allowance of $425 to be applied to any Alabama Bank sponsored welfare benefit plan. The Blackmon Agreement terminates on Mr. Blackmon’s death, may be terminated by the Banks for disability, for “Cause”, or without “Cause”, and may be terminated voluntarily or for “Good Reason” by Mr. Blackmon. The Blackmon Agreement also includes a change-in-control provision, a one-year noncompetition and nonsolicitation covenant, and a confidentiality provision. Upon the Effective Time, Mr. Blackmon’s current change in control and non-competition agreement with Vision, dated as of January 1, 2006, will be terminated, and all rights, benefits and payments specified thereunder will be waived and released.

The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Blackmon Agreement attached hereto as Exhibit 10.2.

On September 14, 2006, Andrew W. Braswell entered into an Employment Agreement (the “Braswell Agreement”) with Park and the Alabama Bank. Mr. Braswell currently serves as Executive Vice President and Senior Lending Officer of the Alabama Bank, and the Braswell Agreement continues Mr. Braswell’s employment relationship with the Alabama Bank after the Effective Time of the Merger. Pursuant to the Braswell Agreement, Mr. Braswell will serve as Executive Vice President and Senior Lending Officer of the Alabama Bank. The Braswell Agreement has a three-year term which begins on the Effective Time with an option for additional terms. The Braswell Agreement calls for a one time cash payment on the Effective Time equal to Mr. Braswell’s annual salary immediately before the Effective Time and an initial annual base salary of $145,000 plus bonus plus bonus in an amount and based upon the satisfaction of performance criteria. The Braswell Agreement continues the Salary Continuation Agreement entered into between the Alabama Bank and Mr. Braswell on July 14, 2004 and as amended on June 26, 2006. In addition to general fringe benefits, the Braswell Agreement provides for a monthly car allowance equal to $400 plus mileage, country or social club fees, and a monthly allowance of $425 to be applied to any Alabama Bank sponsored welfare benefit plan. The Braswell Agreement terminates on Mr. Braswell’s death, may be terminated by the Banks for disability, for “Cause”, or without “Cause”, and may be terminated voluntarily or for “Good Reason” by Mr. Braswell. The Braswell Agreement also includes a change-in-control provision, a one-year noncompetition and nonsolicitation covenant, and a confidentiality provision. Upon the Effective Time, Mr. Braswell’s current change in control and non-competition agreement with Vision and the Alabama Bank, dated as of January 1, 2006, will be terminated, and all rights, benefits and payments specified thereunder will be waived and released.

The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Braswell Agreement attached hereto as Exhibit 10.3.

On September 14, 2006, Joey W. Ginn entered into an Employment Agreement (the “Ginn Agreement”) with Park and the Florida Bank. Mr. Ginn currently serves as the President of the Florida Bank, and the Ginn Agreement continues Mr. Ginn’s employment relationship with the Florida Bank after the Effective Time of the Merger. Pursuant to the Ginn Agreement, Mr. Ginn will serve as the President of the Florida Bank. The Ginn Agreement has a three-year term which begins on the Effective Time with an option for additional terms. The Ginn Agreement calls for a one time cash payment on the Effective Time equal to Mr. Ginn’s annual salary immediately before the Effective Time and an initial annual base salary of $145,000 plus bonus in an amount and based upon the satisfaction of performance criteria. The Ginn Agreement continues the Salary Continuation Agreement entered into between the Florida Bank and Mr. Ginn on July 14, 2004 and as amended on June 26, 2006. In addition to general fringe benefits, the Ginn Agreement provides for a monthly car allowance equal to $500 plus mileage, country or social club fees, and a monthly allowance of $425 to be applied to any Florida Bank sponsored welfare benefit plan. The Ginn Agreement terminates on Mr. Ginn’s death, may be terminated by the Banks for disability, for “Cause”, or without “Cause”, and may be terminated voluntarily or for “Good Reason” by Mr. Ginn. The Ginn Agreement also includes a change-in-control provision, a one-year noncompetition and nonsolicitation covenant, and a confidentiality provision. Upon the Effective Time, Mr. Ginn’s current change in control and non-competition agreement with Vision and the Florida Bank, dated as of January 1, 2006, will be terminated, and all rights, benefits and payments specified thereunder will be waived and released.

The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Ginn Agreement attached hereto as Exhibit 10.4.

On September 14, 2006, Robert S. McKean entered into an Employment Agreement (the “McKean Agreement”) with Park and the Alabama Bank. Mr. McKean currently serves as the President of the Alabama Bank, and the McKean Agreement continues Mr. McKean’s employment relationship with the Alabama Bank after the Effective Time of the Merger. Pursuant to the McKean Agreement, Mr. McKean will serve as the President of the Alabama Bank. The McKean Agreement has a three-year term which begins on the Effective Time with an option for additional terms. The McKean Agreement calls for a one time cash payment on the Effective Time equal to Mr. McKean’s annual salary immediately before the Effective Time and an initial annual base salary of $150,000 plus bonus in an amount and based upon the satisfaction of performance criteria. The McKean Agreement continues the Salary Continuation Agreement entered into between the Alabama Bank and Mr. McKean on July 14, 2004 and as amended on June 26, 2006. In addition to general fringe benefits, the McKean Agreement provides for a monthly car allowance equal to $400 plus mileage, country or social club fees, and a monthly allowance of $425 to be applied to any Alabama Bank sponsored welfare benefit plan. The McKean Agreement terminates on death, may be terminated by the Banks for disability, for “Cause”, or without “Cause”, and may be terminated voluntarily or for “Good Reason” by Mr. McKean. The McKean Agreement also includes a change-in-control provision, a one-year noncompetition and nonsolicitation covenant, and a confidentiality provision. Upon the Effective Time, Mr. McKean’s current change in control and non-competition agreement with Vision and the Alabama Bank, dated as of January 1, 2006, will be terminated, and all rights, benefits and payments specified thereunder will be waived and released.

The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the McKean Agreement attached hereto as Exhibit 10.5.

2007 Bonus

On September 14, 2006, the Board of Directors of Vision awarded to J. Daniel Sizemore a one-time special bonus in an amount equal to $300,000.00, payable after December 31, 2006, but not later than March 15, 2007.

ADDITIONAL INFORMATION

Park intends to file with the SEC a registration statement on Form S-4 containing a proxy statement/prospectus that will be mailed to the shareholders of Vision in connection with the merger transaction. Investors and shareholders of Vision are urged to read the proxy statement/prospectus when it becomes available because it will contain important information about Park, Vision and the merger transaction. Investors and shareholders are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed Merger when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Investors and shareholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Park and Vision, at the SEC’s website (http://www.sec.gov). Copies of the joint proxy statement/prospectus, and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus, can also be obtained, free of charge, by directing a request to Park National Corporation, 50 North Third Street, P.O. Box 3500, Newark, Ohio 43058-3500, Attention: John W. Kozak, Chief Financial Officer (740-349-3792), or to Vision Bancshares, Inc., 2201 West 1st Street, P.O. Box 4649, Gulf Shores, AL 36547, Attention: Bill Blackmon, Chief Financial Officer (251-967-4212).

Park and Vision and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Park and/or Vision in connection with the proposed Merger. Information about the directors and executive officers of Park is set forth in the proxy statement for Park’s 2006 annual meeting of shareholders, as filed with the SEC on March 10, 2006. Information about the directors and executive officers of Vision is set forth in the proxy statement for Vision’s 2006 annual meeting of shareholders, as filed with the SEC on April 6, 2006. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed Merger when it becomes available. You may obtain free copies of these documents as described above.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification of the securities under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements And Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
2.1	Agreement and Plan of Merger, dated to be effective as of September 14, 2006, by and between Vision Bancshares, Inc. and Park National Corporation.*

10.1	Employment Agreement, dated September 14, 2006, by and between Park National Corporation, Vision Bank, an Alabama banking corporation, Vision Bank, a Florida banking corporation, and J. Daniel Sizemore.

10.2	Employment Agreement, dated September 14, 2006, by and between Park National Corporation, Vision Bank, an Alabama banking corporation, and William E. Blackmon.

10.3	Employment Agreement, dated September 14, 2006, by and between Park National Corporation, Vision Bank, an Alabama banking corporation, and Andrew W. Braswell.

10.4	Employment Agreement, dated September 14, 2006, by and between Park National Corporation, Vision Bank, a Florida banking corporation, and Joey W. Ginn.

10.5	Employment Agreement, dated September 14, 2006, by and between Park National Corporation, Vision Bank, an Alabama banking corporation, and Robert S. McKean.

*	The Vision Bancshares Disclosure Schedule referenced in the Agreement and Plan of Merger as well as the form of FIRPTA Certification for Vision Bancshares, Inc. attached to the Agreement and Plan of Merger as Exhibit A, the form of Vision Bancshares, Inc. Affiliate Agreement attached to the Agreement and Plan of Merger as Exhibit B and the forms of employment agreements attached to the Agreement and Plan of Merger as Exhibits C-6 through C-12, have been omitted pursuant to Item 601(b)(2) of SEC Regulation S-K. The employment agreements attached to the Agreement and Plan of Merger as Exhibits C-1 through C-5 have been included as Exhibits 10.1 – 10.5, respectively, on this Current Report on Form 8-K. Vision hereby undertakes to furnish supplementally a copy of the Vision Bancshares Disclosure Schedule and the exhibits to the Agreement and Plan of Merger upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: September 20, 2006

VISION BANCSHARES. INC.

/s/ William E. Blackmon
By:	William E. Blackmon
Its:	Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
2.1	Agreement and Plan of Merger, dated to be effective as of September 14, 2006, by and between Vision Bancshares, Inc. and Park National Corporation.*

10.1	Employment Agreement, dated September 14, 2006, by and between Park National Corporation, Vision Bank, an Alabama banking corporation, Vision Bank, a Florida banking corporation, and J. Daniel Sizemore.

10.2	Employment Agreement, dated September 14, 2006, by and between Park National Corporation, Vision Bank, an Alabama banking corporation, and William E. Blackmon.

10.3	Employment Agreement, dated September 14, 2006, by and between Park National Corporation, Vision Bank, an Alabama banking corporation, and Andrew W. Braswell.

10.4	Employment Agreement, dated September 14, 2006, by and between Park National Corporation, Vision Bank, a Florida banking corporation, and Joey W. Ginn.

10.5	Employment Agreement, dated September 14, 2006, by and between Park National Corporation, Vision Bank, an Alabama banking corporation, and Robert S. McKean.

*	The Vision Bancshares Disclosure Schedule referenced in the Agreement and Plan of Merger as well as the form of FIRPTA Certification for Vision Bancshares, Inc. attached to the Agreement and Plan of Merger as Exhibit A, the form of Vision Bancshares, Inc. Affiliate Agreement attached to the Agreement and Plan of Merger as Exhibit B and the forms of employment agreements attached to the Agreement and Plan of Merger as Exhibits C-6 through C-12, have been omitted pursuant to Item 601(b)(2) of SEC Regulation S-K. The employment agreements attached to the Agreement and Plan of Merger as Exhibits C-1 through C-5 have been included as Exhibits 10.1 – 10.5, respectively, on this Current Report on Form 8-K. Vision hereby undertakes to furnish supplementally a copy of the Vision Bancshares Disclosure Schedule and the exhibits to the Agreement and Plan of Merger upon request by the SEC.